UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 30, 2008

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California  92660-3095

(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On September 30, 2008, Mindspeed Technologies, Inc. (the “Company”) entered into a loan and security agreement (the “Loan and Security Agreement”) with Silicon Valley Bank (“SVB”).  Under the Loan and Security Agreement, SVB has agreed to provide the Company with a three-year revolving credit line of up to $15,000,000, subject to availability against certain eligible accounts receivable, for the purposes of (i) working capital; (ii) funding its general business requirements; and (iii) repaying or repurchasing its 3.75% Convertible Senior Notes due in 2009.  The indebtedness of the Company to SVB under the Loan and Security Agreement is guaranteed by three domestic subsidiaries of the Company and secured by substantially all of the domestic assets of the Company and such subsidiaries other than intellectual property.

Any indebtedness under the Loan and Security Agreement bears interest at a variable rate ranging from prime plus 0.25 percent to a maximum rate of prime plus 1.25 percent, as determined in accordance with the interest rate grid set forth in the Loan and Security Agreement.  The Loan and Security Agreement contains affirmative and negative covenants which, among other things, require the Company to maintain a minimum tangible net worth and to deliver to SVB specified financial information, including annual, quarterly and monthly financial information, and limit the Company’s ability to (or to permit any subsidiaries to), subject to certain exceptions and limitations, (i) merge with or acquire other companies; (ii) create liens on its property; (iii) incur debt obligations; (iv) enter into transactions with affiliates, except on an arm’s length basis; (v) dispose of property; or (vi) issue dividends or make distributions.

The foregoing description of the Loan and Security Agreement is only a summary and is qualified in its entirety by the full text of the Loan and Security Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

A copy of the Company’s press release issued October 6, 2008, announcing the Loan and Security Agreement, is attached hereto as Exhibit 99.1.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Company’s entry into the Loan and Security Agreement provided under Item 1.01 above is hereby incorporated by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Loan and Security Agreement, dated as of September 30, 2008, by and between the Company and SVB.

99.1	Press Release of the Company issued October 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: October 6, 2008	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, Legal, and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Loan and Security Agreement, dated as of September 30, 2008, by and between the Company and SVB.

99.1	Press Release of the Company issued October 6, 2008.